UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 14, 2005


                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

500 Australian Avenue South, Suite 619, West Palm Beach, Florida        33401
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (561) 651-4146


                                      N/A
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                      (Former name or former address, if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On March 14, 2005, Dr. Harry Glenn resigned his position as Chief Medical Officer, Executive Vice President, Chief Operations Officer and Chairman of the Medical Advisory Board of Medical Makeover Corporation of America (the "Company"). Dr. Glenn was employed by the Company pursuant to his employment agreement since December 2004.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

C. Exhibits

     The following exhibits are included with this filing. Exhibit 10.3 Employment Agreement between the Company and Dr. Harry Glenn (1)

Exhibit 10.3    Employment Agreement between the Company and Dr. Harry Glenn (1)

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(1) Filed with the Company's 8-K dated January 26, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MEDICAL MAKEOVER CORPORATION OF AMERICA


March 18, 2005       By:   /s/ Randy Baker
                        ------------------------------------
                        Name: Randy Baker
                        Title: President and Chief Executive Officer